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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 8, 2007

                               AmericasBank Corp.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Maryland                        000-22925            52-2090433
         --------                        ---------            ----------
(State or other jurisdiction of         (Commission          (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


500 York Road, Towson, Maryland                                   21204
-------------------------------                                   -----
(Address of principal executive offices)                        (Zip Code)


                                 (410) 823-0500
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

         On November 8, 2007, AmericasBank Corp. (the "Company") announced its unaudited financial results for the three and nine months ended September 30, 2007. For more information, reference is made to the Company's press release dated November 8, 2007, a copy of which is attached to this Report as Exhibit
99.1 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Not applicable.

         (d)  The following exhibit is furnished herewith:

              Exhibit 99.1       Press Release dated November 8, 2007




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 8, 2007                 AmericasBank Corp.
                                        ------------------
                                         (Registrant)


                                        By: /s/ A. Gary Rever
                                            ---------------------------------
                                            A. Gary Rever
                                            Executive Vice President and
                                            Chief Financial Officer